Leases - Finance Leases (Details) - USD ($) $ in Thousands	Jun. 30, 2025	Dec. 31, 2024
Finance lease liabilities, including current portion (see Note 6 – Borrowings)	$ 317,447	$ 325,784
Finance leases [Member]
2026	36,753
2027	36,307
2028	35,997
2029	35,557
2030	75,707
2031 and thereafter	235,839
Total	456,160
Finance lease liabilities, including current portion (see Note 6 – Borrowings)	317,447
Discount based on incremental borrowing rate	$ 138,713